CAPITAL MARKETS UPDATE FEBRUARY 2020

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve known and unknown risks, uncertainties and other factors that could significantly affect the financial results of MAA. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are not historical in nature. In this presentation, forward-looking statements include, but are not limited to, any statements about forecasted operating results, anticipated revenue and expense growth, expected acquisition and disposition activity, the outlook for multifamily supply, the outlook for job growth, anticipated capital raising and financing activities, anticipated occupancy rates, anticipated lease pricing and rent growth, expected timing and financial impact of capital initiatives, estimated development funding, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated stabilization of communities in lease-up, the anticipated scope of MAA’s future redevelopment activities and projected redevelopment costs, incremental rent growth and incremental revenue, anticipated dividends, interest rate and other economic expectations, and other information that is not historical. All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although MAA believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed, implied or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure as a multifamily-focused REIT to risks inherent in investments in a single industry and sector; adverse changes in real estate markets; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease-up as anticipated; unexpected capital needs; changes in operating costs, including real estate taxes, utilities and insurance costs; losses from catastrophes in excess of our insurance coverage; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions; inability to attract and retain qualified personnel; cyberliability or potential liability for breaches of our privacy or information security systems; adverse legislative or regulatory tax changes; adverse legal proceedings; compliance costs associated with laws requiring access for disabled persons; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in MAA’s most recently filed Annual Report on Form 10-K. MAA undertakes no duty to update any forward-looking statements appearing in this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. MAA’s definitions of these non-GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of MAA’s website at www.maac.com.

Strong. Building Momentum. Ready. Transformative transactions over the last six years have enhanced our portfolio, our execution capabilities and our capacity to support new growth. We look forward to capturing the opportunities that lie ahead.

Strong MAA has a differentiated approach, focused on the high growth Sun Belt region Portfolio is diversified among markets, submarkets, asset styles, and price points Portfolio size and market concentration create efficiencies and economies of scale Technology initiatives further strengthen platform and opportunities Strong balance sheet provides safety while creating flexibility and opportunity Building Momentum Strong 2019 rent growth trends carry momentum into 2020 High yielding interior kitchen and bath redevelopment program continues throughout the portfolio Expanded exterior amenity redevelopment program underway at select properties Expanded new development pipeline creating additional value Ready Proven track record of creating steady internal growth, while also absorbing and extracting value from significant external growth Balance sheet capacity creates growth opportunities Experienced, tenured management team Strong culture with focus on delivering long-term value for all stakeholders A Strategy Focused On Creating Value Through The Full Market Cycle 1 2 3

A Differentiated Approach, Focus on High Growth Sunbelt Region l TOP 10 MARKETS BY %NOI1 l OTHER CALIFORNIA MARKETS1 l MAA MARKETS Seattle Los Angeles Boston San Jose San Francisco DC Metro New York Orange County Oakland-East Bay San Diego Inland Empire Public Apartment REIT Market Concentration % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 LARGE COASTAL MARKETS1 SECTOR 68% MAA 4% % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA1 SECTOR 38% MAA 0% Differentiated Approach Within the Apartment Sector RANK MARKET NET MIGRATION2 (000’s) 1 Dallas-Ft Worth 412 2 Phoenix 327 3 Houston 262 4 Austin 252 5 Tampa 242 6 Atlanta 214 7 Charlotte 204 8 San Antonio 192 9 Denver 183 10 Orlando 173 Top 10 US Markets for Net Migration 2010 – 2018 Over an eight year period (from 2010 to 2018) almost 60% of all domestic moves were to MAA Markets. 1 Green Street Advisors, U.S. Apartment Outlook, January 17, 2020 2 US Census Bureau, Cumulative Estimates of the Components of Population Change, April 1, 2010 to July 1, 2018 - Net Migration - Domestic 1

1 WASHINGTON D.C. 4,080 Units | 6.6% NOI ATLANTA 10,664 Units | 12.3% NOI TOP 10 MARKETS BY % SAME STORE NOI FOR 4Q 2019 Diversified Portfolio in High-Growth Region CHARLOTTE 6,149 Units | 7.0% NOI TAMPA 5,220 Units | 6.7% NOI DALLAS-FORT WORTH 13,653 Units | 13.2% NOI 1 2 4 3 5 1

NASHVILLE 4,055 Units | 4.5% NOI AUSTIN 6,475 Units | 6.1% NOI TOP 10 MARKETS BY % SAME STORE NOI FOR 4Q 2019 Diversified Portfolio in High-Growth Region HOUSTON 4,867 Units | 4.4% NOI RALEIGH/DURHAM 4,397 Units | 4.6% NOI ORLANDO 5,274 Units | 6.4% NOI 6 7 8 10 9 1

Market Diversification and Submarket Balance across the High Growth Sunbelt Region Multifamily Markets Regional Office Corporate Headquarters Source: Company and Company 4Q 2019 Earnings Release Supplemental 1 Based on gross asset value at 12/31/2019 for total multifamily portfolio 2 Average effective rent/unit for 4Q 2019 of higher than $1,300 for A to A+ and $1,300 or lower for B to B+ for total multifamily portfolio TOP 20 MARKETS % 4Q 2019 SS NOI Atlanta, GA 12.3% Dallas, TX 9.1% Charlotte, NC 7.0% Tampa, FL 6.7% Washington, DC 6.6% Orlando, FL 6.4% Austin, TX 6.1% Raleigh/Durham, NC 4.6% Nashville, TN 4.5% Houston, TX 4.4% Fort Worth, TX 4.1% Jacksonville, FL 3.4% Phoenix, AZ 3.2% Charleston, SC 2.7% Richmond, VA 2.2% Savannah, GA 2.0% Greenville, SC 1.7% Memphis, TN 1.4% Birmingham, AL 1.4% San Antonio, TX 1.3% Total 91.1% 1

High Growth Region Favors Continued Strong Demand

1

MAA'S TOP MARKETS CONSISTENTLY RANK AMONG HIGHEST IN THE COUNTRY FOR JOBS, MIGRATION, LIVEABILITY AND POPULATION GROWTH

Dallas/ Fort Worth
#1 Best Big City for Jobs

~Forbes, 2017

Atlanta
Top 10 Market Highest Net Migration

~US Census Bureau, 2010-2018

Washington DC
Top 10 Strongest Economy in the US

~Business Insider, 2018

Charlotte
#4 Fastest Growing Large US City

~Wallet Hub, 2018

Tampa
#3 City with Most Jobs in 2019

~Manpower Group

Orlando
#1 Job Growth Rate in US (Large City)

~US Bureau of Labor Statistics, 2017-2018

Austin
#1 Best Places to Live

~US News & World Report, 2018

Houston
#1 Top Metro for Economic Growth Potential

~Business Facilities, 2018

Nashville
#3 Best Big City for Jobs

~Forbes, 2017

Raleigh/ Durham
#2 Best Place for Business and Careers

~Forbes, 2018

ANNUAL EMPLOYMENT GROWTH



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.3%
1.7%
2013
2014
2015
2016
2017
2018
2019
Average
U.S
MAA Markets

Source: US Bureau of Labor Statistics

- Superior **JOB GROWTH VS. NATIONAL AVERAGES**
- Favorable **MIGRATION TRENDS** and **HOUSEHOLD FORMATIONS**
- **FAVORABLE TAX ENVIRONMENT** attracts employers and drives job growth
- **BUSINESS-FRIENDLY** infrastructure attracts employers

MAA

9

Operational Strength and Efficiencies Drive Value MAA’s established expense management practice stands out among peers Since 2013, the average annual property expense growth for MAA is 2.5% vs the sector average1 of 3.0% Unique shop stocking program that drives down maintenance and turn costs Proactive utility monitoring and management program Proactive lease expiration management and inventory readiness practices Superior use of web screening and capture technology to efficiently drive qualified leasing traffic; high capture rate Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Sector defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) VALUE CREATION FROM PROPERTY OPERATING EXPENSE SAVINGS Reported Same Store Annual value creation (in $000s) created by MAA’s lower annual expense growth of 2.5% vs. sector average of 3.0%, assuming a 5.0% cap rate. 1

2019 Test and 2020 Expansion Tests at 15 properties in 2019 were well received Mobile control of lights, thermostat and security as well as leak monitoring provides additional value to residents Additional synergy opportunities in repairs and maintenance and vacant and house electric charges Expect to install in approximately 24K units in 2020 with revenue impact as leases expire or renew Smart Home Technology Roll-out In Progress Technology Advances Expected to Enhance Operations and Add Value Double Play Bulk Internet Roll-out In Progress High-Speed Internet added to Bulk Cable Program Program initiated in the back half of 2019 adds high-speed internet access at discounted price to residents Opportunity exists for approximately half of the same store portfolio Expect contracts to be in place for all units by mid-year 2020, with NOI opportunity building as leases expire or renew Projected 2020 NOI growth impact of roughly 50bps Other Programs Recently Completed or Currently in Review/Testing Phase New and Improved Single Operating Platform Improvements to Intranet, Digital Content and Training for Employees Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Artificial Intelligence, Chat, CRM, and Prospect Engagement Tools 1

Credit metrics At 12/31/2019 MAA SECTOR AVG4 Total debt / adjusted total assets1 31.4% 32.3% Total secured debt / adjusted total assets1 4.4% 5.3% Unencumbered NOI / total NOI 90.2% 91.1% Net debt / recurring adjusted EBITDAre2 4.62x3 5.05x Consolidated income available for debt service to total annual debt service charge1,2 5.10x 5.65x Weighted average maturity of debt (in years) 7.5 8.1 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% Debt maturity profile ($ in millions) AT 12/31/2019 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Recurring Adjusted EBITDAre for the trailing twelve months ended December 31, 2019 included the impact of the non-cash income related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares. The inclusion of the non-cash income item lowered Net Debt/Recurring Adjusted EBITDAre by 9 basis points for the trailing twelve months ended December 31, 2019. 4 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 4Q 2019 company filings % MATURING 5% 4% 15% 8% 9% 59% Weighted Average Interest Rate 3.8% Weighted Average Maturity 7.5 years Strong Balance Sheet and Manageable Debt Maturity Profile 1 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. At 12/31/19, there was no outstanding balance on the revolving credit facility. 1

Strong Trends Heading Into 2020 2 2019 2020F Blended Lease Over Lease Rent Growth 4.4% 2.9% - 3.9% “Earned in” Rent Growth1 0.9% 1.7% 1 “Earned in” rent growth is calculated as December effective rent/unit as compared to the full year effective rent/unit and is intended to capture the carry over growth into the following year from in place rents

Value Creation through Kitchen and Bath Redevelopment Program Approximately 25,000 units redeveloped during past 3 years Redevelopments are performed on turn at select communities (properties remain in same store group), minimizing down time and allowing us to continually refine the program for real-time improvements Standard program includes kitchen and bath upgrades Stainless appliances Counter top replacement Updated cabinetry Plumbing and light fixture updates Flooring Between 12,000 - 14,000 units (including legacy PPS portfolio) remaining for redevelopment across same store portfolio with potential to create additional rent growth value. Scope Opportunity Before After Post Parkside, Orlando, FL 2017A 2018A 2019A 2020F Production 8,375 8,155 8,329 7,000-8,000 Average Per Unit Cost $5,463 $6,138 $5,876 $6,000-$7,000 Average Rent Increase 8.8% 10.5% 9.8% 9%-10% RESULTS 2

Future Opportunity to Capture Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Currently Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.0% Cap Rate Net Value Creation $17.3M $346.0M $264.5M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,749 3,334 6,024 13,107 Capital $16.9M $15.0M $49.6M $81.5M Incremental Revenue $3.5M $3.1M $10.7M $17.3M Top 10 2020 Markets For Redevelopment Atlanta, GA 1,339 units Dallas, TX 651 units Tampa, FL 573 units Charlotte, NC 513 units Orlando, FL 363 units Nashville, TN 304 units Washington, DC 302 units Phoenix, AZ 280 units Raleigh/Durham, NC 234 units Charleston, SC 220 units 13K units of opportunity <350 Redeveloped Units +350 Redeveloped Units 2

Expanding the Redevelopment Program to Drive Additional Value Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program differentiated from kitchen/bath redevelopment – includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply 10 properties planned for 2020 Approximate 2020 investment of $26M with benefit expected in 2021 (8-9% cash on cash return) CASE STUDY Post Parkside | Orlando Leverage Location and Views of Lake Eola Property located in highly desirable downtown area overlooking Lake Eola; high foot traffic; grocery, restaurants, events within walking distance; demographics and demand favorable to support upgrade Current rooftop unused; existing leasing office small, not ideally located; common amenities and exteriors in need of update and expansion Evaluate repurposing rooftop as resident lounge area Evaluate moving and expanding current leasing center for maximum visibility, accessibility and functionality Evaluate addition of package room and parcel pending solution Evaluate improvements to existing resident amenities including pool area as well as other exterior updates Currently greater than 20% delta between rents of the subject property and its immediate comparable property set Unused Rooftop Potential for Rooftop Lounge Similar to Comps (pictured example: Post Midtown Atlanta rooftop terrace) 2

Development Pipeline Poised To Deliver Value

2

Current $490 million development pipeline

Started late
3Q 2019



336 N Orange, Orlando, FL

Expected Completion
3Q 2020



MAA Frisco Bridges II, Dallas, TX

Expected Completion
2Q 2021



Novel Midtown, Phoenix, AZ

Expected Completion
4Q 2021



Westglenn, Denver, CO

Expected Completion
4Q 2021


Lake

Jefferson Sand Lake, Orlando, FL

MAA

17

Development Pipeline and Lease-ups Poised To Deliver Value

2

- Established history and success of disciplined capital deployment will govern growth through new development
- Design and investment managed from an owner/operator perspective; long-term margins optimized
- Spread between forecasted cost basis and current cap rates supports value accretion of approximately $230M from the current pipeline[1]

6.2%
AVERAGE EXPECTED STABILIZED NOI YIELD

$30M - $31M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS AT 12/31/2019

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	EXPECTED INITIAL OCCUPANCY	EXPECTED STABILIZATION[2]
Copper Ridge II	Fort Worth, TX	168	$ 30.0	1Q 2020	1Q 2021
MAA Frisco Bridges II	Dallas, TX	348	$ 69.0	2Q 2020	4Q 2021
Novel Midtown[3]	Phoenix, AZ	345	$ 82.0	4Q 2020	3Q 2022
Westglenn	Denver, CO	306	$ 84.5	2Q 2021	3Q 2022
336 N Orange	Orlando, FL	369	$ 99.0	2Q 2021	4Q 2022
Long Point	Houston, TX	308	$ 57.0	3Q 2021	4Q 2022
Jefferson Sand Lake[4]	Orlando, FL	264	$ 68.0	2Q 2021	4Q 2022
TOTAL ACTIVE DEVELOPMENTS		2,108	$ 489.5		

5.9%
AVERAGE BLENDED STABILIZED NOI YIELD

$8.0M - $9.0M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS AT 12/31/2019

PROPERTY	MSA	TOTAL UNITS	TOTAL COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION[2]
Post Parkside at Wade III	Raleigh, NC	150	$ 23.7	96.7%	1Q 2020
1201 Midtown II	Charleston, SC	140	$ 28.6	92.9%	1Q 2020
Sync 36 II	Denver, CO	79	$ 21.8	45.6%	2Q 2020
The Greene	Greenville, SC	271	$ 72.1	82.7%	3Q 2020
TOTAL ACTIVE LEASE-UPS		640	$ 146.2	83.6%	

Source: Company 4Q 2019 Earnings Release Supplemental
[1] Based on 4.5% Cap Rate; includes 4Q 2019 development and lease-up pipeline
[2] Communities are considered stabilized after achieving 90% occupancy for 90 days
[3] MAA owns 80% of the joint venture that owns this property
[4] MAA owns 95% of the joint venture that owns this property

MAA

18

Differentiated Strategy and Superior Execution Drives Long-term Value Creation SOURCE: S&P Global, Company, KeyBank Leaderboard, 02/09/2020 1 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted 2 Weighted average of AFFO Payout Ratio for multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR CLP Merger PPS Merger Great Recession AFFO Payout Ratio1 2019 PEER AVERAGE2 10 Year CAGR: AFFO 6.8% FFO 5.6% 3

2012 2019 37.0% 22.5% Balance Sheet Capacity With Multiple Capital Sources 2012 Total Debt/Total Assets 44.1% Fixed Charge Coverage 4.4x Annual Dividend/Share $2.64 Dividend/AFFO 66.7% Net Debt/Recurring Adj EBITDAre 6.48x Ratings BBB-/Baa2/BBB Unencumbered Gross Assets 53% Average Daily Trading Volume 300k Outstanding Public Bonds $0 2019 Total Debt/Total Assets 31.4% Fixed Charge Coverage 4.9x Annual Dividend/Share $4.00 Dividend/AFFO 64.8% Net Debt/Recurring Adj EBITDAre 4.62x Ratings BBB+/Baa1/BBB+ Unencumbered Gross Assets 89% Average Daily Trading Volume 530k Outstanding Public Bonds $3.2 billion 2012 2019 TOTAL CAPITALIZATION DEBT/TOTAL CAPITALIZATION 3

Experienced, Tenured Management Team

3

- Experienced, strengthened, and broadened management team enhances execution capabilities
- Team of 26 Senior VPs with wide range of technical experience and expertise drives competitive advantages.
  - Average 12 years with MAA
- Robust property manager training and development program



Finance

Al Campbell
EVP, Chief Financial Officer
22 years with MAA



Human Resources

Melanie Carpenter
EVP, Chief Human Resources Officer
20 years with MAA



General Counsel & Commercial Property Operations

Rob DelPriore
EVP, General Counsel
25 years with MAA (includes outside tenure)



Multifamily Property Operations

Tom Grimes
EVP, Chief Operating Officer
25 years with MAA



Acquisitions & Dispositions

Brad Hill
EVP, Director of Multifamily Investing
10 years with MAA



New Development

David Ward
EVP, Development
15 years with MAA (includes PPS tenure)

Seasoned Management…Industry Leaders

NAREIT | NATIONAL MULTIFAMILY HOUSING COUNCIL | URBAN LAND INSTITUTE | NATIONAL HOME BUILDERS ASSOCIATION | STATE AND LOCAL APARTMENT ASSOCIATIONS

MAA

21

Strong Culture Serving All Stakeholders Our long-term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established an ESG council of executive and senior department heads focused on tracking and enhancing our environmental, social and governance efforts. CONSERVING RESOURCES Low-flow toilets and WaterSense plumbing fixtures Smart irrigation and water use efficiency audits Landscape innovations minimizing turf and using drought tolerant plant material Utility monitoring systems REDUCING WASTE On-site trash recycling options for residents Trash compaction to reduce pick-ups Online leasing and communication tools Vendor partnerships to recycle carpet and other flooring materials; use of carpets made with recycled content INCREASING ENERGY EFFICIENCY Reduced watt, high performance lighting fixtures in community breezeways and common areas Routine maintenance and audits of HVAC systems and upgrades to efficient equipment Energy Star rated appliances Smart thermostats EMPOWERING ASSOCIATES Competitive compensation and benefits packages, recognition programs, and growth opportunities Ongoing training The latest technology and proven systems Associate engagement including internal communications, reviews and surveys CARING FOR RESIDENTS STAR Service Program and routine resident surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles REACHING THE COMMUNITY Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 3,000 families helped to date in over 50 MAA homes. BUILDING CONFIDENCE Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements Code of conduct and ethical standards applying to all MAA associates and directors Governance practices overseeing policies and standards related to shareholder rights and proxy access Performance-based, equity compensation aligning executive goals with the long-term best interests of our shareholders Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform Strong governance ratings from Green Street Advisors and Institutional Shareholder Services Environmental Stewardship Social Responsibility Corporate Governance 2019-2020 Initiatives GRESB ASSESSMENT | FIRST CORPORATE SUSTAINABILITY REPORT | PROPERTY LEVEL UTILITY MONITORING 3

2020 Same Store Outlook REVENUE EXPENSE Property Revenue Growth Full Year 2020 Forecast 3.25% - 4.25% 3.75% Midpoint Property Expense Growth Full Year 2020 Forecast 3.75% - 4.75% 4.25% Midpoint Blended Lease Over Lease Pricing Full Year 2020 Forecast February 2020 YTD: 1.9% 2.9% - 3.9% 3.4% Midpoint Real Estate Tax Growth Full Year 2020 Forecast 4.00% - 5.00% 4.50% Midpoint Average Physical Occupancy Full Year 2020 Forecast 10bps below prior year February 2020 YTD: 95.5% 95.6% - 96.0% 95.8% Midpoint Insurance Expense Full Year 2020 Forecast Will renew July 1st with an expected 10-15% increase over prior policy period inclusive of all lines of insurance Double Play Internet Full Year 2020 Forecast Expected to contribute 55bps to revenue growth for the year Double Play Internet Full Year 2020 Forecast Expected to contribute 65bps to expense growth for the year Other Fee/Ancillary Income Full Year 2020 Forecast Expected to be flat as compared to prior year due to slightly lower occupancy All Other Expenses Full Year 2020 Forecast Expected to be in the 3.0% growth range on average for the year Full Year 2020 NOI Growth Range Forecast of 3.0% - 4.0% 3

3

2020 Core FFO and Investment Outlook

EXPECTED CORE FFO/SHARE[1]		CAPITAL INITIATIVES[4]		TRANSACTIONS[4]/FINANCING	
Full Year 2020[2]	$6.38 - $6.62 **$6.50** Midpoint	Smart Home Investment 24k to 25k units installed in 2020	$35M - $38M Capital Spend	Multifamily Acquisitions All in lease up, i.e. initially dilutive	$175M - $225M **$200M** Midpoint
Q1 2020[3]	$1.53 - $1.65 **$1.59** Midpoint	Exterior Redevelopment 10 properties targeted for 2020	$25M - $30M Capital Spend	Multifamily Dispositions	$125M - $150M **$138M** Midpoint
Actual 2019 results included $0.29 per Share of unusual or non-cash items that are not forecasted to recur in 2020: • $0.15 per Share from the valuation of the preferred derivative • $0.10 per Share of land gains • $0.04 per Share of various other items On a Core FFO basis, FFO/Share in 2019 was $6.26		Interior Redevelopment 7k to 8k units in 2020	$48M - $52M Capital Spend	Multifamily Development Funding	$225M - $275M **$250M** Midpoint
				Unsecured Bond Exploring 5 year to 30 year options	$300M - $400M 3.00% - 3.75% [TIMING: Q2 2020]
				Equity Issuance	$80M of equity assumed at midpoint of transaction guidance

[1] In this context, per Share means per diluted common share and unit.
[2] Net income per diluted common share is expected to be in the range of $3.02 to $3.26 per diluted common share ($3.14 at the midpoint) for the full year 2020.
[3] MAA does not forecast Net income per diluted common share on a quarterly basis as MAA cannot predict the timing of forecasted acquisition and disposition activity within a particular quarter (rather than during the course of the full year).
[4] Expectations for the full year 2020

MAA

24

Reconciliation of Non-GAAP Financial Measures Definitions of Non-GAAP Financial Measures and Other Key Terms APPENDIX At December 31, 2019

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS

Amounts in thousands, except per share and unit data	Three months ended December 31,		Year ended December 31,	
	2019	2018	2019	2018
Net income available for MAA common shareholders	$ 148,667	$ 60,360	$ 350,123	$ 219,211
Depreciation and amortization of real estate assets	123,928	120,181	490,632	484,722
(Gain) loss on sale of depreciable real estate assets	(80,001)	18	(80,988)	39
Depreciation and amortization of real estate assets of real estate joint venture	153	152	618	595
Net income attributable to noncontrolling interests	5,471	2,235	12,807	8,123
Funds from operations attributable to the Company [1]	198,218	182,946	773,192	712,690
Recurring capital expenditures	(14,320)	(15,887)	(72,781)	(71,960)
Adjusted funds from operations [1]	183,898	167,059	700,411	640,730
Redevelopment capital expenditures	(13,139)	(14,001)	(58,199)	(55,148)
Revenue enhancing capital expenditures	(6,804)	(8,905)	(32,871)	(30,910)
Commercial capital expenditures	(2,056)	(1,575)	(7,075)	(8,150)
Other capital expenditures	(5,785)	(7,288)	(19,280)	(31,417)
Funds available for distribution [1]	$ 156,114	$ 135,290	$ 582,986	$ 515,105
Dividends and distributions paid	$ 113,630	$ 108,808	$ 453,682	$ 434,928
Weighted average common shares - diluted	114,309	113,880	114,113	113,836
FFO weighted average common shares and units - diluted	118,214	117,974	118,127	117,948
Earnings per common share - diluted:				
Net income available for common shareholders	$ 1.30	$ 0.53	$ 3.07	$ 1.93
Funds from operations per Share - diluted [2]	$ 1.68	$ 1.55	$ 6.55	$ 6.04
Adjusted funds from operations per Share - diluted [2]	$ 1.56	$ 1.42	$ 5.93	$ 5.43

[1] Results for the years ended December 31, 2019 and 2018 included $17.9 million of non-cash income and $2.6 million of non-cash expense, respectively, related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares.

[2] Results for the years ended December 31, 2019 and 2018 included $0.15 per Share of non-cash income and $0.02 per Share of non-cash expense, respectively, related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares.

MAA

26

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS

Dollars in thousands	Three Months Ended			Year Ended	
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net Operating Income					
Same Store NOI	$ 247,739	$ 238,137	$ 235,966	$ 956,075	$ 921,240
Non-Same Store NOI	19,291	17,956	15,468	72,097	55,518
Total NOI	267,030	256,093	251,434	1,028,172	976,758
Depreciation and amortization	(125,426)	(124,684)	(121,541)	(496,843)	(489,759)
Property management expenses	(13,816)	(13,899)	(12,054)	(55,011)	(47,633)
General and administrative expenses	(10,885)	(11,485)	(9,063)	(46,121)	(34,786)
Merger and integration expenses	—	—	(609)	—	(9,112)
Interest expense	(43,698)	(44,513)	(44,454)	(179,847)	(173,594)
Gain (loss) on sale of depreciable real estate assets	80,001	1,000	(18)	80,988	(39)
Gain on sale of non-depreciable real estate assets	2,787	—	662	12,047	4,532
Other non-operating (expense) income	(495)	20,060	(631)	25,275	5,434
Income tax expense	(882)	(1,491)	(785)	(3,696)	(2,611)
Income from real estate joint venture	444	378	576	1,654	1,832
Net income attributable to noncontrolling interests	(5,471)	(2,814)	(2,235)	(12,807)	(8,123)
Dividends to MAA Series I preferred shareholders	(922)	(922)	(922)	(3,688)	(3,688)
Net income available for MAA common shareholders	$ 148,667	$ 77,723	$ 60,360	$ 350,123	$ 219,211

MAA

27

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EBITDA, EBITDAre, ADJUSTED EBITDAre AND RECURRING ADJUSTED EBITDAre TO NET INCOME (1) Included in Other non-operating income in the Consolidated Statements of Operations. (2) Recurring Adjusted EBITDAre for the trailing twelve months ended December 31, 2019 included the impact of the non-cash income related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares. The inclusion of this non-cash income item lowered Net Debt/Recurring Adjusted EBITDAre by 9 basis points for the trailing twelve months ended December 31, 2019. Recurring Adjusted EBITDAre for the trailing twelve months ended December 31, 2018 included the impact of the non-cash expense related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares. The inclusion of this non-cash expense item increased Net Debt/Recurring Adjusted EBITDAre by 1 basis point for the trailing twelve months ended December 31, 2018. Dollars in thousands Three Months Ended Year Ended December 31, 2019 December 31, 2018 December 31, 2019 December 31, 2018 Net income $ 155,060 $ 63,517 $ 366,618 $ 231,022 Depreciation and amortization 125,426 121,541 496,843 489,759 Interest expense 43,698 44,454 179,847 173,594 Income tax expense 882 785 3,696 2,611 EBITDA 325,066 230,297 1,047,004 896,986 (Gain) loss on sale of depreciable real estate assets (80,001) 18 (80,988) 39 Adjustments to reflect the Company's share of EBITDAre of unconsolidated affiliates 336 321 1,351 1,242 EBITDAre 245,401 230,636 967,367 898,267 Loss (gain) on debt extinguishment (1) 193 (1,960) 253 (2,179) Net casualty (gain) loss and other settlement proceeds (1) (1,491) 920 (3,390) (724) Gain on sale of non-depreciable assets (2,787) (662) (12,047) (4,532) Adjusted EBITDAre 241,316 228,934 952,183 890,832 Merger and integration expenses — 609 — 9,112 Recurring Adjusted EBITDAre (2) $ 241,316 $ 229,543 $ 952,183 $ 899,944

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands December 31, 2019 December 31, 2018 Unsecured notes payable $ 3,828,201 $ 4,053,302 Secured notes payable 626,397 475,026 Total debt 4,454,598 4,528,328 Cash and cash equivalents (20,476) (34,259) 1031(b) exchange proceeds included in Restricted cash (1) (33,843) — Net Debt $ 4,400,279 $ 4,494,069 Dollars in thousands December 31, 2019 December 31, 2018 Total assets $ 11,230,450 $ 11,323,781 Accumulated depreciation 2,955,253 2,549,287 Gross Assets $ 14,185,703 $ 13,873,068 Dollars in thousands December 31, 2019 December 31, 2018 Real estate assets, net $ 10,987,128 $ 11,151,701 Accumulated depreciation 2,955,253 2,549,287 Cash and cash equivalents 20,476 34,259 1031(b) exchange proceeds included in Restricted cash (1) 33,843 — Gross Real Estate Assets $ 13,996,700 $ 13,735,247 (1) Included in Restricted cash on the Consolidated Balance Sheets.

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2019 RESULTS AND 2020 GUIDANCE Year ended 2020 Full Year Guidance Range December 31, 2019 Low High Earnings per common share - diluted $ 3.07 $ 3.02 $ 3.26 Real estate depreciation and amortization 4.17 4.23 4.23 Gains on sale of depreciable assets (0.69) (0.89) (0.89) FFO per Share - diluted 6.55 6.36 6.60 Non-Core items (0.29) (1) 0.02 0.02 Core FFO per Share - diluted 6.26 6.38 6.62 Recurring capital expenditures (0.62) (0.67) (0.67) Core AFFO per Share - diluted $ 5.64 $ 5.71 $ 5.95 (1) Non-Core items may include adjustments related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares, adjustments for gains or losses from an unconsolidated limited partnership, merger and integration expenses, mark-to-market debt adjustments, loss or gain on debt extinguishment, net casualty gain or loss, and loss or gain on sale of non-depreciable assets. Results for the year ended December 31, 2019 included $0.15 per Share of non-cash income related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares, $0.10 per Share of gains related to the sale of non-depreciable real estate assets and $0.04 per Share of income related to other net adjustments.

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, is composed of EBITDAre adjusted for net gain or loss on non-depreciable asset sales, insurance and other settlement proceeds and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Adjusted Funds From Operations (AFFO) AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditures with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring capital expenditures and revenue enhancing capital expenditures for comparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from core operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO further adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares, adjustments for gains or losses from an unconsolidated limited partnership, merger and integration expenses, mark-to-market debt adjustments, loss or gain on debt extinguishment, net casualty gain or loss and loss or gain on sale of non-depreciable assets. While MAA's definition of Core FFO may be similar to others in the industry, MAA's methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding our core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance.

Definitions of Non-GAAP Financial Measures EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures. Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and Cash and cash equivalents. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents. MAA believes Net Debt is a helpful tool in evaluating its debt position.

Definitions of Non-GAAP Financial Measures Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Recurring Adjusted EBITDAre Recurring Adjusted EBITDAre represents Adjusted EBITDAre further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDAre is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. MAA's definition of Recurring Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDAre. Recurring Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Other Key Terms Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for the respective period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Non-Same Store Portfolio Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, communities that have undergone a significant casualty loss, and stabilized communities that do not meet the requirements defined by the Same Store Portfolio. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio. Unencumbered NOI Unencumbered NOI represents NOI generated by unencumbered assets (as defined in MAALP's bond covenants).